UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

NextCure, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38905 (Commission File Number)	47-5231247 (IRS Employer Identification No.)

2850 Quarry Lake Drive, Suite 280 Baltimore, Maryland	21209
(Address of principal	(Zip Code)
executive offices)

(240) 399-4900

Registrant's telephone number, including area code:

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NXTC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Section 205 Petition

On September 14, 2026, NextCure, Inc. (the “Company” or “NextCure”) filed a petition (the “Petition”) in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 (“Section 205”) of the Delaware General Corporation Law (“DGCL”) seeking validation of the Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) that the Company filed with the Delaware Secretary of State on July 10, 2025 (the “2025 Reverse Split Amendment”) and all shares of the Company’s common stock (the “Common Stock”) issued in reliance on the effectiveness and validity thereof. The action is captioned In re NextCure, Inc., C.A. No. 2026-1203-JTL (the “Section 205 Action”).

On September 21, 2026, in response to the Company’s motion to expedite the hearing of the Petition, the Court of Chancery ordered (the “Court Order”) the Company to file a Form 8-K with the Securities and Exchange Commission (the “SEC”) to describe the Petition and the relief the Company seeks thereunder and inform the Company’s stockholders that the Court of Chancery will hold a hearing on the Petition at 3:00 p.m. (Eastern Time) on November 6, 2026, among other items as described below.

Background

At the Company’s 2025 annual meeting of stockholders, held on June 20, 2025 (the “2025 Annual Meeting”), the Company’s stockholders considered a proposal to adopt the 2025 Reverse Split Amendment in order to effect a reverse stock split of the Common Stock at a ratio between 1:5 and 1:15, with the final ratio to be determined by the Company’s board of directors. The Company solicited stockholder approval of the 2025 Reverse Split Amendment to assist in maintaining compliance with Nasdaq’s minimum share price requirement.

The Company’s definitive proxy statement for the 2025 Annual Meeting stated that the 2025 Reverse Split Amendment would be approved if the votes cast in favor of the proposal exceeded the votes cast against it. The Company applied this voting standard based on its interpretation of Section 242(d)(2) of the DGCL as then in effect. Of the 20,202,136 votes cast on the 2025 Reverse Split Amendment, 18,166,577 votes were cast in favor, 2,028,946 votes were cast against and 6,613 votes abstained. Accordingly, the 2025 Reverse Split Amendment received the support of approximately 89.92% of the votes cast and approximately 64.76% of the outstanding shares entitled to vote.

The Company’s board of directors approved a 1:12 split, and the Company filed the 2025 Reverse Split Amendment with the Delaware Secretary of State on July 10, 2025. Upon the effectiveness of the 2025 Reverse Split Amendment, every twelve shares of Common Stock then outstanding were combined and converted into one share of Common Stock (the “2025 Reverse Split”). Since then, the Company has treated the 2025 Reverse Split as valid, including in connection with subsequent financings and other corporate actions, and no Company stockholder has challenged the voting standard disclosure in the Company’s 2025 proxy statement or the validity of the 2025 Reverse Split.

In August 2026, amendments to Section 242(d)(2) of the DGCL became effective. Based on those amendments, and in connection with the Company’s proposed business combination with Avere Therapeutics, Inc. (“Avere”), the Company determined to submit a proposed additional reverse stock split to stockholders for approval under the supermajority voting standard set forth in the Certificate of Incorporation rather than under the votes cast standard that was applied to the 2025 Reverse Split Amendment. That determination created uncertainty as to whether the supermajority standard should have been applied to the 2025 Reverse Split Amendment as well.

In light of this uncertainty, the Company determined to file the Petition to seek an order from the Court of Chancery validating the 2025 Reverse Split Amendment and any shares of Common Stock issued in reliance on it. A copy of the Petition is attached as an exhibit to this Current Report on Form 8-K. On September 14, 2026, the Company filed a motion to expedite the Court of Chancery’s consideration of the Petition.

Hearing Date

On September 21, 2026, in response to the Company’s motion to expedite, the Court of Chancery ordered the Company to file a Form 8-K with the SEC which must (i) describe the Petition and the relief the Company seeks thereunder, (ii) inform the Company’s stockholders that the Court of Chancery will hold a hearing on the Petition at 3:00 p.m. (Eastern Time) on November 6, 2026 at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801 (the “Hearing”), (iii) explain how the Company’s stockholders can appear and be heard at or in advance of the Hearing, including the deadline for filing any opposition to the Petition, (iv) commit to provide any stockholders with a copy of the Company’s opening brief and supporting documents within five days after receiving a written request; and (v) attach the Petition as an exhibit.

This Form 8-K constitutes notice of the Hearing and otherwise satisfies the Company’s obligations under the Court Order. If any stockholder of the Company makes a written request for a copy of the Company’s opening brief in support of the Petition and any supporting documents by emailing such written request to the Company’s counsel, Kevin Gallagher, Richards, Layton & Finger, P.A. at gallagher@rlf.com, then the Company will timely provide such documents in accordance with the Court Order. If any stockholder of the Company wishes to express a position on the Section 205 Action, including any opposition to the relief sought thereby, such stockholder may (i) appear at the Hearing or (ii) by October 27, 2026, file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re NextCure, Inc., C.A. No. 2026-1203-JTL, and any such written submission should be emailed to the Company's counsel, Kevin Gallagher, Richards, Layton & Finger, P.A. at gallagher@rlf.com.

Forward-Looking Statements

This current report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim”, “anticipate”, “assume”, “believe”, “continue”, “could”, “should”, “due”, “estimate”, “expect”, “intend”, “hope”, “may”, “objective”, “plan”, “predict”, “potential”, “positioned”, “seek”, “target”, “towards”, “forward”, “later”, “will”, “would”, and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or similar language.. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this report, no assurances can be made regarding the outcome of the Section 205 Action or any claims, proceedings or litigation relating to the validity of the 2025 Reverse Split Amendment or any issuances of shares of Common Stock (including instruments exercisable for shares of Common Stock). The Section 205 Action is, and any other related litigation would be, subject to uncertainties inherent in the litigation process, and may not result in timely resolution of the uncertainty regarding the validity of the 2025 Reverse Split Amendment and, by implication, the Company’s capitalization, if at all. If the Company is unsuccessful in the Section 205 Action, it could have an adverse effect on the Company, including a delay or possible failure to complete the proposed business combination with Avere. Additional information on potential factors that could affect the financial results of the Company and its forward-looking statements is included in its most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit filed herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction with Avere or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBIT FILED HEREWITH IS TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Will be Filed with the SEC

This Current Report on Form 8-K and the exhibit filed herewith are not substitutes for any other document that NextCure may file with the SEC in connection with the proposed transaction, including the registration statement on Form S-4 (the “Form S-4”) that contains a proxy statement/prospectus. In connection with the proposed transaction between NextCure and Avere, NextCure intends to file relevant materials with the SEC. NEXTCURE URGES INVESTORS AND STOCKHOLDERS TO READ THE FORM S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXTCURE, AVERE, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Form S-4 and other documents filed by NextCure with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that NextCure communicates with investors and the public using its website (https://www.nextcure.com) and the investor relations website (https://ir.nextcure.com/) where anyone will be able to obtain free copies of the Form S-4 and included proxy statement/prospectus and other documents filed by NextCure with the SEC and stockholders are urged to read the Form S-4 and included proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

NextCure, Avere and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about NextCure’s directors and executive officers, including a description of their interests in NextCure, is included in NextCure’s most recent definitive proxy statement, as filed with the SEC on April 24, 2026. Additional information regarding these persons and their interests in the proposed transaction is included in the proxy statement/prospectus relating to the proposed transaction filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Petition of NextCure, Inc. filed with the Delaware Court of Chancery on September 14, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November
Dated: September 25, 2026	NEXTCURE, INC.

	By:	/s/ Steven P. Cobourn
	Name:	Steven P. Cobourn
	Title:	Chief Financial Officer